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                   HARTFORD LEADERS (SERIES II, IIR AND III)
                    WELLS FARGO LEADERS (SERIES I, IR AND II)
                   HARTFORD LEADERS / CHASE (SERIES I AND II)
                  FIFTH THIRD LEADERS (SERIES II, IIR AND III)
                CLASSIC HARTFORD LEADERS (SERIES II, IIR AND III)
                HARTFORD LEADERS SELECT (SERIES II, IIR AND III)
              HUNTINGTON HARTFORD LEADERS (SERIES II, IIR AND III)
                             SEPARATE ACCOUNT SEVEN
                         HARTFORD LIFE INSURANCE COMPANY

                               FILE NO. 333-101932

   SUPPLEMENT DATED NOVEMBER 1, 2005 TO THE PROSPECTUS DATED NOVEMBER 1, 2005


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              SUPPLEMENT DATED NOVEMBER 1, 2005 TO YOUR PROSPECTUS

Effective November 1, 2005, the first paragraph under "Standard Death Benefits - Available for no additional charge" under Section I (Highlights), under subsection g (Death Benefits) is deleted and replaced with the following:

     - PREMIUM SECURITY DEATH BENEFIT: This benefit is available if both you and your Annuitant are younger than age 81 on the date we issue this Contract. The Death Benefit is the higher of (i) Contract Value, (ii) total Premiums adjusted for Surrenders, or (iii) the lesser of your Maximum Anniversary Value or your Contract Value plus 25% of your Maximum Anniversary Value (excluding Premium Payments we receive within 12 months of death). Once issued, this Death Benefit doesn't change for as long as you own your Contract.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.

HV- 5303